UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2024

L Catterton Asia Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40196	98-1577355
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

8 Marina View, Asia Square Tower 1
#41-03, Singapore	018960
(Address of principal executive offices)	(Zip Code)

+65 6672 7600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange on
Title of each class	Symbol(s)	which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	LCAAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	LCAA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	LCAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

On February 22, 2024 (the “Closing Date”), L Catterton Asia Acquisition Corp (“SPAC” or “LCAA”), an exempted company limited by shares incorporated under the laws of the Cayman Islands consummated its previously disclosed business combination (the “Business Combination”) in accordance with the terms of the First Amended and Restated Agreement and Plan of Merger, dated as of October 11, 2023 (the “Merger Agreement”), by and among LCAA, Lotus Technology Inc. (the “Company” or “Lotus Tech”), Lotus Temp Limited (“Merger Sub 1”), a wholly-owned subsidiary of the Company, and Lotus EV Limited (“Merger Sub 2”), a wholly-owned subsidiary of the Company. Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement.

In connection with the consummation of the Business Combination, the following agreements were entered into among the various parties:

Registration Rights Agreement

On the Closing Date, LCAA, Lotus Tech, LCA Acquisition Sponsor, LP (“Sponsor”) and other parties thereto entered into a Registration Rights Agreement, pursuant to which, among other things, Lotus Tech agreed to undertake certain resale shelf registration obligations in accordance with the Securities Act and Sponsor and the independent directors of LCAA (collectively, the “Founder Shareholders”) were granted customary demand and piggyback registration rights.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and the terms of which are incorporated by reference herein.

Assignment, Assumption and Amendment Agreement

On the Closing Date, LCAA, Lotus Tech and Continental Stock Transfer & Trust Company (“Continental”) and Equiniti Trust Company, LLC (“Equiniti”) entered into an Assignment, Assumption and Amendment Agreement, pursuant to which, among other things, (i) LCAA assigned to Lotus Tech all of its rights, interests, and obligations in and under its existing warrant agreement with Continental (the “Warrant Agreement”); (ii) Equiniti is engaged to act as the warrant agent for Lotus Tech; (iii) Continental, as the warrant agent for LCAA, assigned to Equiniti all of its rights, interests, and obligations in and under the Warrant Agreement; and (iv) the Warrant Agreement was amended (a) to change all references to “Warrants” (as such term is defined therein) to “Company Warrants” (as defined below), and all references to “Ordinary Shares” (as such term is defined therein) underlying such warrants to “Company Ordinary Shares” (as defined below) in the form of Company ADSs (as defined below) and (b) to cause each outstanding Company Warrant to represent the right to receive, from the Closing Date, one whole Company Ordinary Share in the form of one Company ADS.

The foregoing description of the Assignment, Assumption and Amendment Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Assignment, Assumption and Amendment Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and the terms of which are incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, immediately prior to the effective time of the First Merger (the “First Effective Time”), (i) each of the preferred shares of Lotus Tech that is issued and outstanding immediately prior to such time was re-designated and re-classified into one ordinary share, par value US$0.00001 per share, of Lotus Tech (each, a “Company Ordinary Share” and such conversion, the “Preferred Share Conversion”); (ii) the Sixth Amended and Restated Memorandum and Articles of Association of Lotus Tech (the “Amended Company Articles”) was adopted and became effective; (iii) immediately following the Preferred Share Conversion, each authorized but unissued ordinary share of Lotus Tech was re-designated into shares of a par value of US$0.00001 each of such class or classes (however designated) as the board of directors of Lotus Tech may determine in accordance with the Amended Company Articles (the “Re-designation”); and (iv) immediately following the Re-designation, (x) each issued Company Ordinary Share was recapitalized by way of a repurchase in exchange for issuance of such number of Company Ordinary Shares equal to the Recapitalization Factor (as defined below) (the “Recapitalization”); and (y) any options of the Company issued and outstanding were adjusted such that each such option shall be exercisable for that number of Company Ordinary Shares equal to the product of the number of ordinary shares of the Company subject to such option immediately prior to the Recapitalization multiplied by the Recapitalization Factor, each of (x) and (y) as described further in the Merger Agreement. Actions set forth in clauses (i) through (iv) above are collectively referred to as the “Capital Restructuring.” The “Recapitalization Factor” is a number determined by dividing the Price per Share (as defined below) by US$10.00. “Price per Share” is defined in the Merger Agreement as the amount equal to US$5,500,000,000 divided by such amount equal to (i) the aggregate number of shares of the Company (a) that are issued and outstanding immediately prior to the Recapitalization and (b) that are issuable upon the exercise, exchange or conversion of all options and other equity securities of the Company that are issued and outstanding immediately prior to the Recapitalization (whether or not then vested or exercisable, as applicable, and subject to certain exclusions) minus (ii) the number of shares of the Company held by the Company or any of its subsidiaries (if applicable) as treasury shares.

Pursuant to the Merger Agreement, immediately prior to the First Effective Time, each Class B ordinary share, par value US$0.0001 per share, of SPAC (each, a “SPAC Class B Ordinary Share”) was automatically converted into one Class A ordinary share, par value US$0.0001 per share, of SPAC (each, a “SPAC Class A Ordinary Share”, together with SPAC Class B Ordinary Share, collectively, “SPAC Shares”) (such automatic conversion, the “SPAC Class B Conversion”) and was no longer issued and outstanding and was cancelled. In addition, at the First Effective Time: (i) each of SPAC’s units (“Units”) (each consisting of one SPAC Class A Ordinary Share and one-third of a SPAC Warrant (as defined below)) issued and outstanding immediately prior to the First Effective Time was automatically detached and the holder thereof was deemed to hold one SPAC Class A Ordinary Share and one-third of a SPAC Warrant in accordance with the terms of the applicable Unit (the “Unit Separation”); provided that no fractional SPAC Warrant was issued in connection with the Unit Separation such that if a holder of such Units would have been entitled to receive a fractional SPAC Warrant upon the Unit Separation, the number of SPAC Warrants issued to such holder upon the Unit Separation was rounded down to the nearest whole number of SPAC Warrants; (ii) immediately following the Unit Separation, each SPAC Class A Ordinary Share (including SPAC Class A Ordinary Shares (a) issued in connection with the SPAC Class B Conversion and (b) held as a result of the Unit Separation) issued and outstanding immediately prior to the First Effective Time (other than treasury shares held by SPAC or any of its subsidiaries (if applicable), SPAC Shares that are held by SPAC shareholders that validly exercise their redemption rights, SPAC Shares that are held by SPAC shareholders that exercise and perfect their relevant dissenters’ rights and SPAC Shares that are held by the Founder Shareholders) was cancelled and ceased to exist in exchange for the right to receive one American depositary share of Lotus Tech duly and validly issued against the deposit of one underlying Company Ordinary Share deposited with the Depositary Bank in accordance with the Deposit Agreement (each, a “Company ADS”); (iii) each SPAC Share issued and outstanding immediately prior to the First Effective Time held by the Founder Shareholders was cancelled and ceased to exist in exchange for the right to receive one Company Ordinary Share; and (iv) each warrant issued by SPAC to acquire SPAC Class A Ordinary Shares (each, a “SPAC Warrant”) (including the SPAC Warrants held as a result of the Unit Separation) outstanding immediately prior to the First Effective Time ceased to be a warrant with respect to SPAC Shares and was assumed by the Company and converted into a warrant to purchase one Company Ordinary Share in the form of Company ADS (each, a “Company Warrant”), subject to substantially the same terms and conditions as were applicable to SPAC Warrants prior to the First Effective Time.

Pursuant to the Merger Agreement, (i) at the First Effective Time, each ordinary share, par value US$0.00001 per share, of Merger Sub 1 that was issued and outstanding immediately prior to the First Effective Time remained issued and outstanding and continued existing and constituted the only issued and outstanding share capital of Surviving Entity 1 and was not affected by the First Merger; (ii) at the Second Effective Time, (a) each ordinary share of Surviving Entity 1 that was issued and outstanding immediately prior to the Second Effective Time was automatically cancelled and ceased to exist without any payment therefor; and (b) each ordinary share, par value US$0.00001 per share, of Merger Sub 2 that was issued and outstanding immediately prior to the Second Effective Time remained issued and outstanding and continued existing and constituted the only issued and outstanding share capital of Surviving Entity 2 and was not affected by the Second Merger.

The Company ADSs and Company Warrants are expected to commence trading on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “LOT” and “LOTWW”, respectively, on February 23, 2024. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is included as Exhibit 2.1 to this Current Report and the terms of which are incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 22, 2024, in connection with the consummation of the Business Combination, LCAA notified Nasdaq that the Business Combination had become effective and requested that Nasdaq file a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to notify the SEC that SPAC Shares, SPAC Warrants and Units were to be delisted and deregistered under Section 12(b) of the Exchange Act. As a result of the Business Combination having become effective, Nasdaq determined to permanently suspend trading of SPAC Shares, SPAC Warrants and Units prior to the opening of trading on February 23, 2024. The deregistration will become effective 10 days from the filing of the Form 25, which occurred on February 22, 2024. LCAA intends to file a Form 15 with the SEC in order to complete the deregistration of LCAA’s securities under the Exchange Act.

Item 3.03. Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant.

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As a result of the consummation of the Business Combination, a change in control of LCAA occurred. At the First Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Merger Sub 1 and LCAA became the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of LCAA (as the surviving entity of the First Merger). At the Second Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of LCAA and Merger Sub 2 became the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Merger Sub 2, which is a wholly-owned subsidiary of Lotus Tech. LCAA ceased to exist following the consummation of the Business Combination.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by Item 5.02 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

In accordance with the Merger Agreement, LCAA merged with and into Merger Sub 2 and upon the Second Effective Time, LCAA ceased to exist and each of LCAA’s officers and directors forthwith ceased to serve as an officer or a director of LCAA. These resignations were not resulted from any disagreement between LCAA and the officers and directors on any matter relating to LCAA’s operations, policies or practices.

Item 7.01 Regulation FD Disclosure

On February 22, 2024, LCAA issued a press release announcing that the Business Combination has been completed. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The foregoing (including Exhibits 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of LCAA under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibits 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description
2.1*	First Amended and Restated Agreement and Plan of Merger, dated as of October 11, 2023, by and among Lotus Technology Inc., L Catterton Asia Acquisition Corp, Lotus Temp Limited and Lotus EV Limited (incorporated by reference to Exhibit 2.1 to LCAA’s Current Report on Form 8-K filed with the SEC on October 11, 2023 (File No. 001-40196))
10.1	Registration Rights Agreement, by and among Lotus Technology Inc., L Catterton Asia Acquisition Corp, LCA Acquisition Sponsor, LP and certain other shareholders of L Catterton Asia Acquisition Corp
10.2	Assignment, Assumption and Amendment Agreement, by and among Lotus Technology Inc., L Catterton Asia Acquisition Corp, Continental Stock Transfer & Trust Company and Equiniti Trust Company, LLC
99.1	Press Release issued by Lotus Technology Inc. and L Catterton Asia Acquisition Corp
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*            Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). LCAA hereby undertakes to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that LCAA may request confidential treatment for any such schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2024

L CATTERTON ASIA ACQUISITION CORP

By:	/s/ Chinta Bhagat
Name:	Chinta Bhagat
Title:	Co-Chief Executive Officer and Chairman